REGISTRATION RIGHTS AGREEMENT

                       Dated as of August 15, 1996

                             by and between

                       RENAISSANCE COSMETICS, INC.

                                   and

                    CIBC WOOD GUNDY SECURITIES CORP.
                          as Initial Purchaser




                      TABLE OF CONTENTS


                                                        PAGE

1.   Definitions                                         1

2.   Exchange Offer                                      4

3.   Shelf Registration                                  8

4.   Additional Dividends                                10

5.   Registration Procedures                             11

6.   Registration Expenses                               21

7.   Indemnification                                     23

8.   Rules 144 and 144A                                  26

9.   Underwritten Registrations                          27

10.  Miscellaneous                                       27

     (a)  Remedies                                       27
     (b)  No Inconsistent Agreements                     27
     (c)  Adjustments Affecting Registrable
            Shares                                       27
     (d)  Amendments and Waivers                         28
     (e)  Notices                                        28
     (f)  Successors and Assigns                         28
     (g)  Counterparts                                   29

     (h)  Headings                                       29
     (i)  Governing Law                                  29
     (j)  Severability                                   29
     (k)  Entire Agreement                               29
     (l)  Shares Held by the Company or Its
            Affiliates                                   29

                         REGISTRATION RIGHTS AGREEMENT


       This Registration Rights Agreement (this "Agreement") is dated as of May 29, 1996, by and between Renaissance Cosmetics, Inc., a Delaware corporation (the "Company") and CIBC WOOD GUNDY SECURITIES CORP., as Initial Purchaser (the "Initial Purchaser").

       This Agreement is entered into in connection with the Securities Purchase Agreement, dated as of August , 1996, between the Company and the Initial Purchaser (the "Purchase Agreement") relating to the sale by the Company to the Initial Purchaser of $80,000,000 aggregate liquidation value of the Company's Senior Redeemable Preferred Stock, Series B, par value $.01 per share (the "Preferred Shares") and the option to the Initial Purchaser to purchase an additional $20,000,000 aggregate liquidation value of the Company's Senior Redeemable Preferred Stock, Series B, par value $.01 per share (the "Option Shares") and warrants to purchase Company Common Stock (the "Warrants"). The aggregate liquidation value of the Preferred Stock will increase to the extent that accrued dividends thereon are not paid in cash through the issuance of additional shares of Preferred Stock. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchaser and its direct and indirect transferees. The execution and delivery of this Agreement is a condition to the Initial Purchaser's obligation to purchase the Preferred Shares and the Warrants under the Purchase Agreement.

       The parties hereby agree as follows:

1.DEFINITIONS

       As used in this Agreement, the following terms shall have the following meanings:

       ADDITIONAL DIVIDENDS:  See Section 4.

       ADVICE:  See Section 5.

       APPLICABLE PERIOD:  See Section 2.

       CERTIFICATE OF DESIGNATION: The Certificate of Designation duly adopted by the Board of Directors of the Company setting forth the rights, preferences and priorities of the Preferred Shares and filed with, and accepted for filing, so as to be effective, by the Secretary of State of the State of Delaware prior to the Closing hereunder and which is substantially in the form of Exhibit 1 to the Purchase Agreement.

       CLOSING:  See Purchase Agreement.

       COMPANY:  See the introductory paragraph to this Agreement.

       EFFECTIVENESS DATE:  The 135th day after the Issue Date.

       EFFECTIVENESS PERIOD:  See Section 3.

       EVENT DATE:  See Section 4.

       EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

       EXCHANGE OFFER:  See Section 2.

       EXCHANGE REGISTRATION STATEMENT:  See Section 2.

       EXCHANGE SHARES:  See Section 2.

       FILING DATE:  The 60th day after the Issue Date.

       HOLDER:  Any holder of a Registrable Share or Registrable Shares.

       INDEMNIFIED PERSON:  See Section 7.

       INDEMNIFYING PERSON:  See Section 7.

       INITIAL  PURCHASER:    See  the  introductory  paragraph  of  this
Agreement.

       INITIAL SHELF REGISTRATION:  See Section 3.

       INSPECTORS:  See Section 5.

       ISSUE DATE: The date on which the Preferred Shares are sold to the Purchaser pursuant to the Purchase Agreement.

       NASD:  See Section 5.

       PARTICIPANT:  See Section 7.

       PARTICIPATING BROKER-DEALER:  See Section 2.

       PERSON: An individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or other legal entity.

       PREFERRED   SHARES:   See  the  introductory  paragraphs  to  this
Agreement.

       PRIVATE EXCHANGE:  See Section 2.

       PRIVATE EXCHANGE SHARES:  See Section 2.

       PROSPECTUS: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

       PURCHASE  AGREEMENT:   See  the  introductory  paragraphs  to this
Agreement.

       RECORDS:  See Section 5.

       REGISTRABLE SHARES: The Preferred Shares upon original issuance of the Preferred Shares to the Initial Purchaser under the Purchase Agreement (including the Option Shares) and at all times subsequent thereto and, if issued, the Private Exchange Shares, until in the case of such Preferred Shares or Private Exchange Shares, as the case may be,
(i) a Registration Statement covering such Preferred Shares or Private Exchange Shares, as the case may be, has been declared effective by the SEC and such Preferred Shares or Private Exchange Shares, as the case may be, have been disposed of in accordance with such effective Registration Statement, (ii) such Preferred Shares or Private Exchange Shares, as the case may be, are sold in compliance with Rule 144, (iii) in the case of any Preferred Share, such Preferred Share has been exchanged for an Exchange Share or Exchange Shares pursuant to an Exchange Offer or
(iv) such Preferred Shares or Private Exchange Shares, as the case may be, cease to be outstanding.

       REGISTRATION DEFAULT:  See Section 4.

       REGISTRATION STATEMENT: Any registration statement of the Company, including, but not limited to, the Exchange Registration Statement, which covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

       RULE 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

       RULE 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

       RULE 415:   Rule 415 under the Securities Act, as such Rule may be
amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

       SEC:  The Securities and Exchange Commission.

       SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

       SHELF NOTICE:  See Section 2.

       SHELF REGISTRATION:  See Section 3.

       SUBSEQUENT SHELF REGISTRATION:  See Section 3.

       UNDERWRITTEN   REGISTRATION   OR   UNDERWRITTEN    OFFERING:     A
registration   in  which  securities  of  the  Company  are  sold  to  an underwriter(s) for reoffering to the public.

2. EXCHANGE OFFER

       (a) To the extent not prohibited by any applicable law or applicable interpretation of the SEC, the Company agrees to use its best efforts to file with the SEC as soon as practicable, but in no event later than the Filing Date, an offer to exchange (the "Exchange Offer") any and all of the Registrable Shares for a like aggregate liquidation
value  of  preferred   equity   securities   of  the

Company  which  are
substantially identical to the Preferred Shares  (the  "Exchange Shares")
(and   which  are  entitled  to  the  benefits  of  the  Certificate   of
Designation), except that the Exchange Shares shall have been registered pursuant to an effective Registration Statement under the Securities Act. The Exchange Offer will be registered under the Securities Act on the appropriate form (the "Exchange Registration Statement") and will comply with all applicable tender offer rules and regulations under the Exchange
Act.   The  Company  agrees  to  use its best efforts  to  (x) cause  the
Exchange Registration Statement to become effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and
(z) consummate the Exchange Offer on or prior to the 60th day following the date on which the Exchange Registration Statement is declared effective. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Shares received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any person to participate in the distribution of the Exchange Shares, and that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act or if it is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act, to the extent applicable.
Upon  consummation  of  the  Exchange   Offer  in  accordance  with  this
Section 2, the provisions of this Agreement shall continue to apply, MUTATIS MUTANDIS, solely with respect to Exchange Shares held by Participating Broker-Dealers (as defined below), and the Company shall have no further obligation to register Registrable Shares pursuant to
Section 3 of this Agreement.
       (b)   The  Company shall include within the Prospectus contained in
the  Exchange  Registration   Statement   a  section  entitled  "Plan  of
Distribution," reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Shares received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the Staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchaser, represent the prevailing views of the Staff of the SEC. Such "Plan of Distribution" section shall also allow the use of the prospectus by all persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which
Participating Broker-Dealers may resell the Exchange Shares.

       The Company shall use its best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Shares, PROVIDED that such period shall not exceed 90 days (or such longer period if extended pursuant to the last paragraph of Section
5) (the "Applicable Period") provided that each holder agrees that, upon receipt of notice from the Company of the occurrence of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such holders), such holder will suspend use of the prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such holder. In such event, the Applicable Period shall be extended pursuant to the last paragraph of Section 5.

       If, prior to consummation of the Exchange Offer, the Initial Purchaser holds any Preferred Shares acquired by it and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, the Company upon the request of the Initial Purchaser shall, simultaneously with the delivery of the Exchange Shares in the Exchange Offer, issue and deliver to the Initial Purchaser, in exchange (the "Private Exchange") for the Preferred Shares held by such Initial Purchaser, a like liquidation value of preferred equity securities of the Company that are identical in all material respects to the Exchange Shares (the "Private Exchange Shares") (and which are issued pursuant to the same certificate of designation as the Exchange Shares). The Private Exchange Shares shall bear the same CUSIP number as the Exchange Shares.

       Dividends on the Exchange Shares and any Private Exchange Shares will accrue from the later of (A) the last dividend payment date on which dividends were paid on the Preferred Shares surrendered in exchange therefor or, (B) if no dividends have been paid on the Preferred Shares, from the Issue Date.

       In connection with the Exchange Offer, the Company shall:

        (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

        (ii) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

        (iii) permit Holders to withdraw tendered Preferred Shares at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open (which shall be a period of at least 60 days from the date notice is mailed or longer if required by applicable law) (the "Exchange Date").

       As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

       (i) accept for exchange all Preferred Shares tendered and not validly withdrawn pursuant to the Exchange Offer [or the Private Exchange, as the case may be;]

      (ii) deliver to the Company for cancellation all Preferred Shares so accepted for exchange; and

     (iii) issue and deliver promptly to each Holder of Preferred Shares, Exchange Shares equal in liquidation value to the Preferred Shares of such Holder so accepted for exchange.

       The Exchange Shares and the Private Exchange Shares shall be issued pursuant to their respective Certificates of Designation, will vote and consent together on all matters with the Preferred Shares as one class to the extent the Preferred Shares have voting rights pursuant to the Certificate of Designation or as provided by applicable law, and will not have the right to vote or consent as a class separate from the Preferred Shares on any matter.

       (c) If (1) prior to the consummation of the Exchange Offer, the Company or Holders of at least a majority in aggregate liquidation value of the Registrable Shares reasonably determine in good faith that (i) the Exchange Shares would not, upon receipt, be tradeable by such Holders which are not affiliates (within the meaning of the Securities Act) of the Company without restriction under the Securities Act and without restrictions under applicable state securities laws, or (ii) after conferring with counsel, the SEC is unlikely to permit the consummation of the Exchange Offer prior to the Effectiveness Date (in which case the Company may withdraw the Exchange Registration Statement, if filed, or elect not to  file  it,  if not already filed), (2) subsequent  to  the
Exchange Date if the Initial  Purchaser  shall  not  have sold all of the
Registrable   Securities   initially  purchased  by  it  to  unaffiliated
investors and if the Initial Purchaser so requests, or (3) the Exchange Offer is commenced and not consummated within 195 days of the Issue Date, then the Company shall promptly deliver to the Holders written notice thereof (the "Shelf Notice") and shall file an Initial Shelf Registration pursuant to Section 3. Following the delivery of a Shelf Notice to the Holders of Registrable Shares, the Company shall not have any further obligation to conduct the Exchange Offer or the Private Exchange under this Section 2.

3.SHELF REGISTRATION

       If a Shelf Notice is delivered as contemplated by Section 2(c), then:

       (a)   INITIAL  SHELF  REGISTRATION.   The Company shall prepare and
file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Shares (the "Initial Shelf Registration"). If the Company shall have not yet filed an Exchange Registration Statement, the Company shall use its best efforts to file with the SEC the Initial Shelf Registration on or
prior to the Filing  Date.   In any other instance, the Company shall use
its best efforts to file with the SEC the Initial Shelf Registration within 30 days of the delivery of the Shelf Notice. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Shares for resale by such Holders in the manner or manners designated by them (including, without limitation, one
or more underwritten  offerings).   Except  to the extent required by any
agreement to which the Company is a party, the Company shall not permit any securities other than the Registrable Shares to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as
defined  below).   The Company shall use its best efforts  to  cause  the
Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is 36 months from the date on which such Initial Shelf Registration is declared effective (subject to extension pursuant to the last paragraph of Section 5 hereof) if the Shelf Registration is a result of an event described in Section 2(c)(1) or (3) or until the date that is 120 days from the date the Shelf Registration is declared effective (subject to extension pursuant to the last sentence of Section 5 hereof) if the Shelf Registration is as a result of the event described in
Section  2(c)(2)  (as  applicable  the  "Effectiveness  Period"), or such shorter
period  ending  when (i) all Registrable Shares covered  by  the
Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registrable Shares has been declared
effective  under  the  Securities  Act  provided  that  each  holder   of
Registrable Securities agrees that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such holders), such holders of Registrable Securities will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such holders of Registrable Securities. If the Company shall give any such notice to suspend the use of Prospectus, the applicable Effectiveness Period shall be extended pursuant to the last paragraph of Section 5 hereof.

       (b).   SUBSEQUENT   SHELF   REGISTRATIONS.   If  the  Initial  Shelf
Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf"
Registration  Statement  pursuant  to  Rule  415   covering  all  of  the
Registrable Shares (a "Subsequent Shelf Registration").   If a Subsequent
Shelf Registration is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was
previously  continuously effective.   As  used  herein  the  term  "Shelf
Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

       (c)   SUPPLEMENTS  AND  AMENDMENTS.   The  Company  shall  promptly
supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if requested by the Holders of a majority in aggregate liquidation value of the Registrable Shares covered by such Registration Statement or by  any
underwriter(s) of such Registrable Shares provided that the Company shall not be required to amend or supplement the Shelf Registration Statement, any related prospectus or any document incorporated therein by reference in the event that, and for so long as, (A) any event occurs and is continuing as a result of which the Shelf Registration Statement, any related prospectus or any document incorporated therein by reference, as amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they are made and
(B) the Company determines in its good faith judgment that the disclosure of such events at such time would materially adversely affect the
interests of the Company.   In  such  event, the Applicable Period or the
Applicable Effectiveness Period, as the case may be, shall be extended pursuant to the last paragraph of Section 5.

4.  ADDITIONAL DIVIDENDS

       (a) The Company and the Initial Purchaser agree that the Holders of Registrable Shares will suffer damages if the Company fails to fulfill its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, in lieu of any other damages that might be obtainable, the Company agrees to pay additional dividends on the Preferred Shares ("Additional Dividends") under the circumstances set forth below:

        (i) if the Exchange Offer Registration Statement or the Initial Shelf Registration has not been filed on or prior to the Filing Date;

        (ii) if the Exchange Offer Registration Statement or the Initial Shelf Registration has not been declared effective on or prior to the Effectiveness Date; and

        (iii) if either (A) the Company has not exchanged the Exchange Shares for all Preferred Shares validly tendered in accordance with the terms of the Exchange Offer on or prior to 195 days after the Issue Date or (B) the Exchange Offer Registration Statement ceases to be effective at any time prior to the time that the Exchange Offer is consummated or (C) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time during the Effectiveness Period;

(each such event referred to in clauses (i) through (iii) above is a "Registration Default"), the sole remedy available to holders of the Preferred Shares will be the immediate accrual of Additional Dividends as follows: the per annum dividend rate on the Preferred Shares will increase by 50 basis points upon the occurrence of a Registration Default; and the per annum dividend rate will increase by an additional 25 basis points for each subsequent 90-day period during which the Registration Default remains uncured, up to a maximum additional dividend rate of 200 basis points per annum, PROVIDED, HOWEVER, that (1) upon the filing of the Exchange Registration Statement or the Initial Shelf Registration (in the case of (i) above), (2) upon the effectiveness of the Exchange Registration Statement or a Shelf Registration (in the case of (ii) above) or (3) upon the exchange of Exchange Shares for all Preferred Shares tendered (in the case of (iii)(A) above), or upon the effectiveness of the Exchange Registration Statement which had ceased to remain effective (in the case of (iii)(B) above), or upon the effectiveness of the Shelf Registration which had ceased to remain effective (in the case of (iii)(C) above), any Additional Dividends on the Preferred Shares as a result of such clause (i), (ii) or (iii) (or the relevant subclause thereof), as the case may be, shall cease to accrue and the dividend rate on the Preferred Shares will revert to the dividend rate originally borne by the Preferred Shares.

       (b) The Company shall notify the Holders within three business days after each and every date on which an event occurs in respect of which any Additional Dividend is required to be paid (an "Event Date"). Any amounts of Additional Dividends due pursuant to (a)(i), (a)(ii) or
(a)(iii) of this Section 4 will be payable in cash or in additional Preferred Shares as contemplated by the Certificate of Designation quarterly on each February 15, May 15, August 15 and November 15 to the Holders of record on the fifteenth day immediately preceding such dates), commencing with the first such date occurring after any such Additional Dividend commences to accrue. The amount of an Additional Dividend will be determined by multiplying the applicable Additional Dividend rate by the principal amount of the Registrable Shares, multiplied by a fraction, the numerator of which is the number of days such Additional Dividend rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

5.REGISTRATION PROCEDURES

       In connection with the registration of any Registrable Shares or Private Exchange Shares pursuant to Section 2 or 3 hereof, the Company shall effect such registrations to permit the sale of such Registrable Shares or Private Exchange Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall:

       (a) Prepare and file with the SEC, prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by
  Section 2 or 3, and to use their respective best efforts to cause each such Registration Statement to become effective and remain effective as provided herein, PROVIDED that, if (1) such filing is pursuant to
  Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall, if requested, furnish to and afford the
  Holders   of   the  Registrable  Shares  and  each  such  Participating
  Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriter(s), if any, a
  reasonable  opportunity   to   review  copies  of  all  such  documents
  (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least 5
  business days prior to such filing).   The  Company  shall not file any
  Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate liquidation value of the Registrable Shares
  covered   by   such   Registration  Statement,  or  such  Participating
  Broker-Dealer, as the case may be, their counsel, or the managing underwriter(s), if any, shall reasonably object.

       (b) Subject to the proviso contained in Section 3(c), prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may
  be,   as   may   be  necessary  to  keep  such  Registration  Statement
  continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to them with
  respect   to   the  disposition  of  all  securities  covered  by  such
  Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus.

       (c) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period, notify the selling
  Holders   of   Registrable   Shares,   or   each   such   Participating
  Broker-Dealer, as the case may be, their counsel and the managing underwriter(s), if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment thereto has been
  filed,  and,  with  respect   to   a   Registration  Statement  or  any
  post-effective amendment thereto, when the same has become effective (including in such notice a written statement that any Holder may, upon
  request,   obtain,   without   charge,   one  conformed  copy  of  such
  Registration Statement or post-effective amendment thereto including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the
  Securities Act to be delivered in connection with sales of the Registrable Shares the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(n) below cease to be true and correct,
  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Shares or the Exchange Shares to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or any information becoming known that makes any statement made in such
  Registration   Statement   or   related   Prospectus  or  any  document
  incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in,
  or   amendments   or   supplements  to,  such  Registration  Statement,
  Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the

  Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and
  (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

       (d) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period, use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Shares or the Exchange Shares to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible moment.

       (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriter(s), if any, or the Holders of a majority in aggregate liquidation value of the Registrable Shares being
  sold   in  connection  with  an  underwritten  offering,   (i) promptly
  incorporate in a Prospectus supplement or post-effective amendment thereto such information as the managing underwriter(s), if any, or such Holders or counsel reasonably request to be included therein,
  (ii) make all required filings of such Prospectus supplement or such post-effective amendment thereto as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment thereto and
  (iii) supplement or make amendments to such Registration Statement provided that the Company shall not be required to amend or supplement the Shelf Registration Statement, any related prospectus or any document incorporated therein by reference in the event that, and for so long as, (A) any event occurs and is continuing as a result of which the Shelf Registration Statement, any related prospectus or any document incorporated therein by reference, as amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they are made and (B) the Company determines in its good faith judgment that the disclosure of such events at such time would materially adversely affect the interests of the Company. In such event, the Applicable Period or the Applicable Effectiveness Period, as the case may be, shall be extended pursuant to the last paragraph of Section 5.

      (f) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period, furnish to each selling Holder of Registrable Shares and to each such Participating Broker-Dealer who so requests and to counsel and the managing underwriter(s), if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

       (g) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period, deliver to each selling Holder of Registrable Shares, or each such Participating Broker-Dealer, as the case may be, their counsel, and the managing underwriter or underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Shares or each such Participating Broker-Dealer, as the case may be, and the managing underwriter or underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Shares covered by or the sale by Participating Broker-Dealers of the Exchange Shares pursuant to such Prospectus and any amendment or supplement thereto.

       (h) Prior to any public offering of Registrable Shares or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period, to  use  its  best  efforts  to
  register or qualify, and to cooperate with the selling Holders of Registrable Shares or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Shares for offer and sale under the state securities or "blue sky" laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters, if any, reasonably request in writing,
  PROVIDED   that   where   Exchange   Shares   held   by   Participating
  Broker-Dealers or Registrable Shares are offered other than through an underwritten offering, the Company agrees to cause its counsel to
  perform   "blue   sky"   investigations   and  file  registrations  and
  qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Shares held by Participating Broker-Dealers or the Registrable Shares covered by the applicable Registration Statement; PROVIDED that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or
  (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction.

       (i) If a Shelf Registration is filed pursuant to Section 3, cooperate with the selling Holders of Registrable Shares and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, which certificates shall not bear any restrictive legends and, if requested by the selling Holders, shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Shares to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

       (j) Use its best efforts to cause the Registrable Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the managing underwriter or underwriters, if any, to consummate the disposition of such Registrable Shares, except as may be required solely as a consequence of the nature
  of such selling Holder's business,  in  which  case  the  Company  will
  cooperate   in   all  reasonable  respects  with  the  filing  of  such
  Registration Statement and the granting of such approvals.

       (k) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) above, as promptly as reasonably practicable prepare and (subject to Section 5(a) above) file with the SEC, at the expense of the Company, a supplement
  or  post-effective   amendment  to  the  Registration  Statement  or  a
  supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder or to the purchasers of the Exchange Shares to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading provided that the Company shall not be required to amend or supplement the Shelf Registration Statement, any related prospectus or any document incorporated therein by reference in the event that, and for so long as, (A) any event occurs and is continuing as a result of which the Shelf Registration Statement, any related prospectus or any document incorporated therein by reference, as amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they are made and (B) the Company determines in its good faith judgment that the disclosure of such events at such time would materially adversely affect the interests of the Company. In such event, the Applicable Period or the Applicable Effectiveness Period, as the case may be, shall be extended pursuant to the last paragraph of Section 5.

       (l) Prior to the effective date of the first Registration Statement relating to the Registrable Shares, (i) provide the Holders with printed certificates for the Registrable Shares in a form eligible for deposit with The

  Depository Trust Company if the Holders so request and (ii) provide a CUSIP number for the Registrable Shares.

       (m) In connection with an underwritten offering of Registrable Shares pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of preferred equity securities similar to the Preferred Shares and take all such other actions as are reasonably requested by the managing underwriter(s), if any, in order to expedite or facilitate the registration or the disposition  of  such  Registrable  Shares  and,  in  such  connection,
  (i) make  such  representations   and   warranties   to   the  managing
  underwriter or underwriters on behalf of any underwriters, with respect
  to   the   business  of  the  Company  and  its  subsidiaries  and  the
  Registration  Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of preferred equity securities, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the managing underwriter or underwriters covering the matters customarily covered in opinions requested in underwritten offerings of preferred equity securities and such other matters as may be reasonably requested by underwriters;
  (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the managing underwriter or underwriters on behalf of any underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of preferred equity securities and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in
  Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate liquidation value of Registrable
  Shares  covered  by  such  Registration   Statement  and  the  managing
  underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

       (n) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period, make available for inspection by any selling Holder of such Registrable Shares being sold, or each such Participating Broker-Dealer, as the case may be, the
  managing  underwriter   or   underwriters  participating  in  any  such
  disposition of Registrable Shares, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, subject to customary confidentiality undertakings, all
  financial  and  other  records,   pertinent   corporate  documents  and
  properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Shares and each such Participating Broker-Dealer or underwriter will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its subsidiaries unless and until such is made generally available to the public. Each selling Holder of such Registrable Shares and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at its expense.

       (o) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Shares are sold to underwriters in a firm commitment
  or  best  efforts  underwritten  offering  and  (ii) if  not  sold   to
  underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

       (p) Upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Company in a form customary for underwritten offerings of preferred equity securities similar to the Preferred Shares, addressed to the Holders of Registrable Shares participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that the Company has duly issued the Exchange Shares and the Private Exchange Shares, as the case may be.

       (q) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Shares by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Shares or the Private Exchange Shares, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Shares that such Registrable Shares are being cancelled in exchange for the Exchange Shares or the Private Exchange Shares, as the case may be; in no event shall such Registrable Shares be marked as paid or otherwise satisfied.

       (r) Cooperate with each seller of Registrable Shares covered by any Registration Statement and the managing underwriter(s), if any, participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

       (s) Use its best efforts to take all other steps necessary to effect the registration of the Registrable Shares covered by a Registration Statement contemplated hereby.

       The Company may require each seller of Registrable Shares or Participating Broker-Dealer as to which any registration is being effected to furnish to the Company such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Shares or Exchange Shares to be sold by such Participating Broker-Dealer, as the case may be, as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Shares of any seller or Participating Broker-Dealer who unreasonably fails to furnish such information within a reasonable time after receiving such request.

       Each Holder of Registrable Shares and each Participating Broker-Dealer agrees by acquisition of such Registrable Shares or Exchange Shares to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v) or 5(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Shares covered by such Registration Statement or Prospectus or Exchange Shares to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Shares covered by such Registration Statement or Exchange Shares to be sold by such Holder or Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) or (y) the Advice.

6. REGISTRATION EXPENSES

       (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or "blue sky" laws (including, without limitation, reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Shares or Exchange Shares and determination of the eligibility of the Registrable Shares or Exchange Shares for investment under the laws of such jurisdictions

(x) where the holders of Registrable Shares are located, in the case of the Exchange Shares, or (y) as provided in Section 5(h), in the case of Registrable Shares or Exchange Shares to be sold by a Participating Broker-Dealer
during  the  Applicable  Period)),   (ii) printing  expenses  (including,
without limitation, expenses of printing certificates for Registrable Shares or Exchange Shares in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is reasonably requested by the managing underwriter or underwriters, if any, or, in respect of Registrable Shares or Exchange
Shares   to  be  sold  by  any  Participating  Broker-Dealer  during  the
Applicable  Period, by the Holders of a majority in aggregate liquidation value of the Registrable Shares included in any Registration Statement or of such Exchange  Shares, as the case may be), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and reasonable fees and disbursements of one special counsel for the  sellers of Registrable Shares under the Shelf Registration  (subject to the provisions of Section 6(b)), (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) (including, without limitation, the expenses of any special audit and
"cold  comfort"  letters  required  by  or incident to such performance),
(vi) Securities Act liability insurance, if the Company desires such insurance, (vii) fees and expenses of all other Persons retained by the Company, (viii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (ix) the expense of any annual or special audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, (xi) the fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities, and (xii) the expenses relating to printing, word processing and distributing all
Registration  Statements,   underwriting   agreements,  securities  sales
agreements and any other documents necessary in order to comply with this Agreement.

       (b) In connection with any Shelf Registration hereunder, the Company shall reimburse the Holders of the Registrable Shares being registered in such registration for the fees and disbursements, not to exceed $25,000, of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate liquidation value of the Registrable Shares to be included in such Registration Statement and other reasonable out-of-pocket expenses of the
Holders  of  Registrable   Shares   incurred   in   connection  with  the
registration of the Registrable Shares, in all cases upon presentation of reasonably detailed and appropriate documentation.

7. INDEMNIFICATION

       (a) The Company agrees to indemnify and hold harmless each Holder of Registrable Shares and each Participating Broker-Dealer selling Exchange Shares during the Applicable Period, the officers and directors of each such person, and each person, if any, who controls any such person within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by such Participant expressly for use therein; PROVIDED that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Participant (or to the benefit of any person controlling such Participant) from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Shares or Exchange Shares if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the related Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and a copy of the related Prospectus (as so amended or supplemented) shall have been furnished to such Participant at or prior to the sale of such Registrable or Exchange Shares, as the case may be, to such person; and PROVIDED, FURTHER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus included in the Shelf Registration Statement if (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Shares and (ii) the Prospectus would have completely corrected such untrue statement or omission.

       (b) Each Participant will be required to agree, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers and each person who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only with reference to information relating to such Participant furnished to the Company in writing by such Participant expressly for use in any Registration Statement or Prospectus, any
amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph (b) shall in no event
exceed   the   proceeds  received  by  such  Participant  from  sales  of
Registrable Shares giving rise to such obligations.

       (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) of this Section 7, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain one counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such
proceeding.   In  any  such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representations of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate law firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Participants and such control persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Shares sold by all such Participants and any such separate firm for the Company, its directors, officers and such control persons of the Company shall be designated in writing by the Company. The

Indemnifying Person  shall not
be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and
(ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; PROVIDED, HOWEVER, that the Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Party is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

       If the indemnification provided for in paragraphs (a) and (b) of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Participants on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Participants on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Participants and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       The parties shall agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by PRO RATA allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Shares or Exchange Shares exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       The  indemnity  and  contribution  agreements  contained  in  this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8. RULES 144 AND 144A

       The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Shares, make publicly available other information of a like nature so long as necessary to permit sales pursuant to Rule 144 or Rule 144A under the Securities Act. The Company further covenants that so long as any Registrable Shares remain outstanding to make available to any Holder of Registrable Shares in connection with any sale thereof, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Shares pursuant to (a) such Rule 144A, or (b) any similar rule or regulation hereafter adopted by the SEC.

9. UNDERWRITTEN REGISTRATIONS

       If any of the Registrable Shares covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Company and reasonably acceptable to Holders of a majority in aggregate liquidation value of such Registrable Shares included in such offering.

       No Holder of Registrable Shares may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Shares on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10. MISCELLANEOUS

       (a)   REMEDIES.   In the event of a breach by the Company of any of
its obligations under this Agreement, other than the occurrence of an event which requires payment of Additional Dividends, each Holder of Registrable Shares, in addition to being entitled to exercise all rights provided herein or, in the case of the Initial Purchaser, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to a specific performance of its rights under this Agreement.

       (b)   NO  INCONSISTENT  AGREEMENTS.   Except  for  the  old Warrant
Agreement (as defined in the Purchase Agreement), the Company has not, as of the date hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent in all material respects with the rights granted to the Holders of Registrable Shares in this Agreement or otherwise conflicts with the provisions hereof in all material respects. Except for the Old Warrant Agreement (as defined in the Purchase Agreement), the Company has not entered and will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back rights with respect to a Registration Statement.

       (c) ADJUSTMENTS AFFECTING REGISTRABLE SHARES. The Company shall not, directly or indirectly, take any action with respect to the Registrable Shares as a class that would adversely affect, in any material respect, the ability of the Holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement.

       (d)   AMENDMENTS AND WAIVERS.   The  provisions  of this Agreement,
including  the provisions of this sentence, may not be amended,  modified
or  supplemented,   and  waivers  or  consents  to  departures  from  the
provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of the then outstanding aggregate liquidation value of Registrable Shares. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Shares whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Shares may be given by Holders of at least a majority in aggregate liquidation value of the Registrable Shares being sold by such Holders pursuant to such Registration Statement, PROVIDED that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

       (e)   NOTICES.   All  notices and other communications provided for
or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

        i. if to a Holder of Registrable Shares, CIBC Wood Gundy Securities Corp., 425 Lexington Avenue, 3rd Floor, New York, New York 10017, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: Roger Meltzer, Esq.; and

        ii.  if   to   the  Company,  Renaissance  Cosmetics,  Inc.,   955
  Massachusetts Avenue, Cambridge, Massachusetts 02139, Attention: Chief Executive Officer, with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019,
  Attention:  Paul D. Ginsberg, Esq.

       All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered;
(ii) five business days after being deposited in the mail, postage prepaid, if mailed; (iii) one business day after being timely delivered to a next-day air courier; and (iv) when receipt is acknowledged by the addressee, if telecopied.

       (f)   SUCCESSORS  AND  ASSIGNS.   This Agreement shall inure to the
benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Shares.

       (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

       (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

       (j)   SEVERABILITY.    If   any   term,  provision,   covenant   or
restriction  of  this  Agreement  is  held  by   a   court  of  competent
jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

       (k) ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

       (l) SHARES HELD BY THE COMPANY OR ITS AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities
Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                           RENAISSANCE COSMETICS, INC.


                           By:/s/ John R. Jackson
                              -------------------------------
                               Name: John R. Jackson
                               Title: Vice President


                           CIBC WOOD GUNDY SECURITIES CORP.


                           By: /s/ Jay Bloom
                              --------------------------------
                               Name: Jay Bloom
                               Title: Managing Director